SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    February 9, 2001

               Date of Earliest Event Reported:  February 2, 2001


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On February 2, 2001, Registrant issued a press release announcing the signing of an agreement to sell its Cargo Furniture chain to Fort Worth-based Pier 1 Imports. The closing of the sale is currently expected to close in late February 2001.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits
               --------

               Exhibit
               Number                     Description
               -------                    -----------

                99 On February 2, 2001, Registrant issued a press release announcing the signing of an agreement to sell its Cargo Furniture chain to Fort Worth-based Pier 1 Imports. The closing of the sale is currently expected to close in late February 2001.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  February 9, 2001                   By:/s/ Michael J. Walsh
                                             -----------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  February 9, 2001                   By:/s/ James D. Allen
                                             -----------------------------
                                             James D. Allen, President
                                             and Chief Operating Officer


Date:  February 9, 2001                   By:/s/ Leo Taylor
                                             -----------------------------
                                             Leo Taylor, Senior Vice
                                             President of Finance
                                             (Principal Finance Officer)